                                   Table of Contents

Company Overview
     Corporate Profile
     Board of Trustees/Executive Officers/Second Quarter Highlights

Quarterly and Year to Date Financial Results
     Consolidated Statement of Income
     Consolidated Balance Sheet
     Calculation of Funds from Operations and Funds Available for Distribution

Quarterly and Year to Date Operating Information
     Same Property Analysis
     Leasing Activity Analysis
     Office Lease Expiration Schedule
     Industrial Lease Expiration Schedule
     Same Store Analysis
     Development Projects

Market Capitalization Information
     Debt Activity
     Capital Events Year-to-Date
     Indebtedness Schedule
     Indebtedness Allocation
     Variable Interest Rate Hedge Agreements
     Indebtedness Maturities Summary

Portfolio Information
     Total Office and Industrial Properties and Square Feet Owned and Under
      Contract
     Property Summary
     Top Ten Office Tenants by Annualized Base Rent
     Top Ten Office Tenants by Percentage of Square Footage in Portfolio
     Top Ten Industrial Tenants by Annualized Base Rent
     Top Ten Industrial Tenants by Percentage of Square Footage in Portfolio PGE Stock Performance YTD

Investor Information


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
1                                (NYSE: PGE)                             2Q 2000

                               Corporate Profile

We are a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, construction, finance and other related services. We intend to qualify as a real estate investment trust ("REIT") for federal income tax purposes. As of June 30, 2000, through Prime Group Realty, L.P., our operating partnership, we own 28 office properties containing an aggregate of approximately 8.6 million net rentable square feet and 37 industrial properties containing an aggregate of approximately 4.8 million net rentable square feet. In addition, we own a 50% common interest in a joint venture, which owns an office property containing 944,556 net rentable square feet. The above properties are located primarily in the Chicago metropolitan area. We also own approximately 218.9 acres of developable land and rights to acquire more than 159.3 additional acres of developable land which management believes could be developed with approximately
4.3 million rentable square feet of additional office space and 6.0 million square feet of additional industrial space.

In terms of net rentable square feet, approximately 89% of our office properties and all of our industrial properties are located in the Chicago metropolitan area in prime business locations within established business communities. The properties located in metropolitan Chicago account for approximately 88.9% of our total rental and tenant reimbursement revenue for the six months ended June 30, 2000. Our remaining office properties are located in Cleveland, Ohio; Phoenix, Arizona; Knoxville, Tennessee; and Milwaukee, Wisconsin.

On August 14, 2000, we announced that the Board of Trustees of PGE decided to engage Prudential Securities, Inc. and Lehman Brothers to assist the Company in studying its strategic alternatives. The alternatives being studied include, but are not necessarily limited to, a merger or other business combination involving the Company, a sale of all or part of the assets of the Company, or the completion of the Company's previously announced asset sale and stock repurchase program.

We intend to access multiple sources of capital to fund future acquisition and development activities. These capital sources may include undistributed cash flow, borrowing under credit facilities, proceeds from the issuance of long-term, tax-exempt bonds, joint venture arrangements, property sales, the issuance and sale of debt or equity securities and other bank and/or institutional borrowings. There can be no assurance that any such financing will be obtained.


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
2                                 (NYSE: PGE)                            2Q 2000

                               Board of Trustees
                               -----------------

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust

Jacque M. Ducharme
President, Julien J. Studley, Inc.

Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust

Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation

Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust

The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn


                              Executive Officers
                              ------------------

Michael W. Reschke
Chairman of the Board, Trustee

Richard S. Curto
Chief Executive Officer

Richard S. Abraham
Co-President, CEO Prime Realty Services

Louis G. Conforti
Co-President, Acting Chief Financial Officer

Jeffrey A. Patterson
Co-President, Chief Investment Officer

James F. Hoffman
Senior Vice-President, General Counsel and Secretary

Edward S. Hadesman
President, Industrial Division

Philip A. Hoffer
Executive Vice President, RE Operations and Asset Management

Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

Christopher "Kit" J. Sultz
Senior Vice President, Industrial Operations


                  Supplemental Financial Operating Statistics
                           Prime Group Realty Trust
3                                 (NYSE: PGE)                            2Q 2000

                           Second Quarter Highlights


Diluted FFO per share for the second quarter was $0.51, a decrease from $0.60 reported in the prior year period. On a cash basis, without straight-line rent, diluted FFO per share for the second quarter was $0.43, a decrease from $0.58 reported in the prior year period.

For the second quarter, the Company realized "same store" growth in property net operating income of 3.0% for the 21 office and 29 industrial properties that were owned during the second quarters of both 1999 and 2000.

During the quarter, the Company signed 48 new leases totaling 447,950 square feet and renewed 25 leases totaling 261,528 square feet. Overall, net rental rates on lease renewals averaged an 8.6% increase over prior net rents. Net rental rates on office lease renewals in the central business district averaged a 28.8% increase over prior net rents.

Construction commenced in April, 2000 on Dearborn Center, a 1.5 million square foot office project in downtown Chicago. During the quarter, the Company received $295.0 million of financing commitments for the project and signed a 69,366 square foot lease with a national law firm, bringing the project to a 50% preleasing level.

The Company sold ten non-core assets during the quarter, totaling 1,109,437 square feet, located in Tennessee and Ohio, for net cash proceeds of $12.1 million, after debt retirement of $24.9 million.


                  Supplemental Financial Operating Statistics
                           Prime Group Realty Trust
4                                 (NYSE: PGE)                            2Q 2000

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)
June 30, 2000

                                                 Three Months ended   Six Months ended
                                                       June 30             June 30
                                                   2000      1999     2000       1999
                                                -------------------------------------------
Revenue
Rental                                           $32,954   $33,925   $ 66,808   $ 66,746
Tenant reimbursements                             15,616    13,484     32,088     26,385
Other property revenues                            2,429     1,822      4,642      3,588
Mortgage note interest                             2,127     1,604      4,138      3,110
Other                                              2,274     2,077      3,199      2,162
                                                 --------- --------- ---------- -----------
Total revenue                                     55,400    52,912    110,875    101,991

Expenses
Property operations                               11,888    10,597     24,698     21,247
Real estate taxes                                 10,486     9,774     20,875     19,149
Depreciation and amortization                      9,834     8,680     19,066     16,638
Interest                                          14,145    11,545     27,131     21,923
General and administrative                         2,339     1,757      4,603      3,807
Loss on land development option                        -         -          -        600
                                                 --------- --------- ---------- -----------
Total Expenses                                    48,692    42,353     96,373     83,364
                                                 --------- --------- ---------- -----------
Income before (loss) gain on sales
   of real estate, minority interests
   and extraordinary item                          6,708    10,559     14,502     18,627
(Loss) gain on sales of real estate, net          (3,781)    4,357     (2,585)     4,357
                                                 --------- --------- ---------- -----------
Income before minority interests and
   extraordinary item                              2,927    14,916     11,917     22,984
Minority interests                                    47    (4,861)    (2,373)    (6,917)
                                                 --------- --------- ---------- -----------
Income before extraordinary item                   2,974    10,055      9,544     16,067
Extraordinary loss on extinguishment
   of debt, net of minority interests
   of $296                                          (408)        -       (408)         -
                                                 --------- --------- ---------- -----------
Net income                                         2,566    10,055      9,136     16,067
Net income allocated to
   preferred shareholders                         (3,037)   (3,030)    (6,074)    (6,030)
                                                 --------- --------- ---------- -----------
Net (loss) income available to
   common shareholders                           $  (471)  $ 7,025   $  3,062   $ 10,037
                                                 ========= ========= ========== ===========
Basic and diluted earnings available to
   common shares per weighted-average
   common share:
Income before (loss) gain on sales of
   real estate and extraordinary items           $  0.14   $  0.29   $   0.33   $   0.49
(Loss) gain on sales of real estate,
   net of minority interests                       (0.14)     0.17      (0.10)      0.17
Extraordinary loss on extinguishment
   of debt, net of minority interests              (0.03)        -      (0.03)         -
                                                 --------- --------- ---------- -----------
Net (loss) income available per
   weighted-average common share of
   beneficial interest                           $ (0.03)  $  0.46   $   0.20   $   0.66
                                                 ========= ========= ========== ===========

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
5                                (NYSE: PGE)                             2Q 2000

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)
June 30, 2000

                                                                                Three Months Ended        Six Months Ended
                                                                                     June 30                  June 30
                                                                                 2000       1999         2000       1999
                                                                                --------------------------------------------
Net income allocated to common
   shareholders                                                                 $   (471)  $  7,025     $  3,062   $ 10,037
Adjustments to reconcile to
  Funds from Operations:
    Real estate depreciation and amortization                                      8,495      8,088       16,701     15,421
    Amortization of costs for leases assumed                                         255        246          417        491
    Joint venture adjustments                                                        862          -        1,725          -
    Adjustment for sale of operating property                                      4,338     (4,357)       4,468     (4,357)
    Extraordinary loss on extinguishment debt                                        408          -          408          -
    Minority interests                                                               (47)     4,861        2,373      6,917
                                                                                --------------------------------------------
Funds from Operations, including straight-line rental revenue                     13,840     15,863       29,154     28,509

Straight line rental revenue                                                      (2,332)      (614)      (4,586)    (1,208)
Straight line rental revenue from joint venture                                     (158)         -         (316)         -
                                                                                --------------------------------------------

Funds from Operations, excluding straight-line rental revenue                   $ 11,350   $ 15,249     $ 24,252   $ 27,301
                                                                                ============================================

Funds from Operations per common share
   of beneficial interest, including
   straight-line rental revenue:

        Basic                                                                   $   0.52   $   0.62     $   1.11   $   1.12
                                                                                --------------------------------------------
        Diluted                                                                 $   0.51   $   0.60     $   1.09   $   1.09
                                                                                --------------------------------------------
Funds from Operations per common share
   of beneficial interest, excluding
   straight-line rental revenue:

        Basic                                                                   $   0.43   $   0.59     $   0.99   $   1.07
                                                                                --------------------------------------------
        Diluted                                                                 $   0.43   $   0.58     $   0.91   $   1.05
                                                                                --------------------------------------------
Weighted average shares of beneficial interest:

        Basic                                                                     26,373     25,666       26,219     25,563
                                                                                --------------------------------------------
        Diluted                                                                   28,517     27,739       28,305     27,601
                                                                                --------------------------------------------

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
6                                (NYSE: PGE)                             2Q 2000

Balance Sheet
June 30, 2000

                                                                                          June 30,           December 31,
                                                                                           2000                  1999
                                                                                        (Unaudited)
                                                                                     ---------------------------------------
Assets
Real estate, at cost:
   Land                                                                               $        178,998      $       183,295
   Building and improvements                                                                   909,881              928,567
   Tenant improvements                                                                          39,437               39,232
                                                                                     ---------------------------------------
                                                                                             1,128,316            1,151,094
   Accumulated depreciation                                                                    (48,922)             (37,977)
                                                                                     ---------------------------------------
                                                                                             1,079,394            1,113,117
   Property under development                                                                  137,839              125,724
   Property held for sale                                                                       23,850                    -
                                                                                     ---------------------------------------
                                                                                             1,241,083            1,238,841
Mortgage note receivable                                                                        89,826               82,687
Cash and cash equivalents                                                                       28,691               21,167
Tenant receivables                                                                               7,283               11,438
Restricted cash escrows                                                                         54,302               42,140
Deferred rent receivable                                                                        13,784                9,501
Deferred costs, net                                                                             27,830               26,901
Other                                                                                           18,359               11,500
                                                                                     ---------------------------------------
Total assets                                                                          $      1,481,158      $     1,444,175
                                                                                     =======================================

Liabilities and Shareholders' Equity
Mortgage notes payable                                                                $        781,834      $       705,194
Credit facilities                                                                               10,812               19,527
Bonds payable                                                                                   57,150               74,450
Accrued interest payable                                                                         2,843                3,508
Accrued real estate taxes                                                                       41,012               40,689
Accounts payable and accrued expenses                                                           31,190               36,133
Liabilities for leases assumed                                                                   2,827                3,235
Dividends payable                                                                                8,152                8,122
Other                                                                                           10,811               10,909
                                                                                     ---------------------------------------
Total liabilities                                                                              946,631              901,767
Minority interests:
   Operating Partnership                                                                       165,970              168,070
   Other                                                                                         1,000                1,000
     Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares designated,
     issued and outstanding at June 30, 2000 and December 31, 1999                              39,777               39,703
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
     Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares
     designated, issued and outstanding at June 30, 2000 and December 31, 1999                      40                   40
   Common Shares, $0.01 par value; 100,000,000 shares authorized: 15,302,223 and 15,189,438 shares issued and outstanding at June 30, 2000 and December
     31, 1999, respectively                                                                        153                  152
Additional paid-in capital                                                                     322,733              321,357
Retained earnings                                                                                4,854               12,086
                                                                                     ---------------------------------------
Total shareholders' equity                                                                     327,780              333,635
                                                                                     ---------------------------------------
Total liabilities and shareholders' equity                                            $      1,481,158      $     1,444,175
                                                                                     =======================================


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
7                                 (NYSE: PGE)                            2Q 2000

Funds from Operation
Using New NAREIT Definition

                                                                               Three Months
                                                                           Ended           Ended
                                                                          June 30        March 31
                                                                           2000            2000
                                                                     --------------------------------
Net Income Allocated to Common Shareholders                           $     (471,000) $    3,533,000

FFO Adjustments
---------------
Real Estate Depreciation and Amortization                                  8,495,000       8,206,000
Amortization of Costs for Leases Assumed                                     255,000         162,000
Joint Venture Adjustments                                                    862,000         863,000
Adjustment for sale of operating properties                                4,338,000         130,000
Minority Interests                                                           (47,000)      2,420,000
Extraordinary Loss                                                           408,000             -
                                                                     --------------------------------

Basic Funds from Operations                                               13,840,000      15,314,000
Convertible Preferred Share Distributions                                    787,000         787,000
                                                                     --------------------------------

Diluted Funds from Operations                                         $   14,627,000  $   16,101,000
                                                                     ================================

Weighted Average Shares
-----------------------
Common Shares Outstanding                                                 15,286,478      15,215,512
Operating Partnership Units Outstanding                                   11,086,705      10,848,313
                                                                     --------------------------------
Weighted Average Shares-Basic                                             26,373,183      26,063,825

Convertible Preferred Shares Outstanding                                   2,000,000       2,000,000
Effect of Diluted Securities-Employee Stock Options                          143,889          74,493
                                                                     --------------------------------
Weighted Average Shares-Diluted                                           28,517,072      28,138,318
                                                                     ================================

Basic Funds from Operations per Share                                 $         0.52  $         0.59
Diluted Funds from Operations per Share                               $         0.51  $         0.57

                Supplemental Financial and Operating Statistics
                            Prime Group Realty Trust
8                                 (NYSE: PGE)                            2Q 2000

Same Property Analysis
June 30, 2000

                                                                      ($ in thousands)

                                   Three Months Ended June 30,                       Six Months Ended June 30,
                                   2000             1999            % Change         2000           1999            % Change
                              ----------------------------------------------     -------------------------------------------
Number of Properties                    50               50            0.00%               48             48            0.00%


REVENUE:
Minimum Rents                   21,391,335       20,262,738            5.57%       42,524,783     40,044,749            6.19%
Recoveries from Tenants         10,211,534        9,194,818           11.06%       20,146,802     18,316,824            9.99%
Other Income                     1,517,153        2,498,535          -39.28%        3,141,047      2,960,987            6.08%
                              ---------------------------------------------      -------------------------------------------
                                33,120,022       31,956,091            3.64%       65,812,632     61,322,560            7.32%


EXPENSES:
Property Operating               8,762,346        8,671,111            1.05%       17,515,821     16,987,946            3.11%
Real Estate Taxes                7,041,518        6,758,728            4.18%       13,983,655     13,050,736            7.15%
Other Expenses                     605,956          304,077           99.28%        1,256,317        533,537          135.47%
                              ---------------------------------------------      -------------------------------------------
                                16,409,820       15,733,916            4.30%       32,755,793     30,572,219            7.14%

                              ---------------------------------------------      -------------------------------------------
NET OPERATING INCOME            16,710,202       16,222,175            3.01%       33,056,839     30,750,341            7.50%
                              =============================================      ===========================================

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
9                                (NYSE: PGE)                             2Q 2000

Leasing Activity Analysis
June 30, 2000

                      --------------------------------------------------------------------------------------------------------------
                        04/01/00    06/30/00                                                                 SF    Number
                          Net         Net      04/01/00    04/01/00    06/30/00    06/30/00    Number of  of Move  of New  SF of New
2ND QTR NEW LEASING     Rentable    Rentable   Leased SF  Occupied SF  Leased SF  Occupied SF  Move Outs    Outs   Leases   Leasing
                      --------------------------------------------------------------------------------------------------------------
Downtown Office*       5,432,872   5,432,733   5,249,625   5,186,276   5,313,033   5,240,559      12       19,357    15      60,467
Suburban Office        3,694,573   3,355,790   3,482,902   3,312,819   3,255,423   3,113,701      21      101,875    31     215,436
                      --------------------------------------------------------------------------------------------------------------
Total Office           9,127,445   8,788,523   8,732,527   8,499,095   8,568,456   8,354,260      33      121,232    46     275,903

Industrial**           5,372,112   5,372,112   4,615,236   4,615,236   4,893,613   4,615,236       0            0     2     172,047
                      --------------------------------------------------------------------------------------------------------------
Total Portfolio       14,499,557  14,160,635  13,347,763  13,114,331  13,462,069  12,969,496      33      121,232    48     447,950
                      ==============================================================================================================
                      -------------------------------------------
                       04/01/00   04/01/00   06/30/00   06/30/00
2ND QTR NEW LEASING    Leased %  Occupied %  Leased %  Occupied %
                      -------------------------------------------
Downtown Office*         96.6%     95.5%      97.8%     96.5%
Suburban Office          94.3%     89.7%      97.0%     92.8%
                      -------------------------------------------
Total Office             95.7%     93.1%      97.5%     95.1%

Industrial**             85.9%     85.9%      91.1%     85.9%
                      -------------------------------------------
Total Portfolio          92.1%     90.4%      95.1%     91.6%
                      ===========================================

                      --------------------------------------------------------------------------------------------------------------
                       01/01/00    06/30/00                                                                 SF    Number
Year-To-Date             Net         Net       01/01/00    01/01/00   06/30/00    06/30/00    Number of   of Move of New   SF of New
NEW LEASING            Rentable    Rentable    Leased SF  Occupied SF Leased SF   Occupied SF Move Outs    Outs   Leases    Leasing
                      --------------------------------------------------------------------------------------------------------------
Downtown Office*       5,397,646   5,432,733   5,194,508   5,153,513   5,313,033   5,240,559      17       37,672   30       142,602

Suburban Office        3,608,127   3,355,790   3,407,719   3,256,823   3,255,423   3,113,701      35      237,881   60       395,044
                      --------------------------------------------------------------------------------------------------------------
Total Office           9,005,773   8,788,523   8,602,227   8,410,336   8,568,456   8,354,260      52      275,553   90       537,646

Industrial**           5,252,112   5,372,112   4,444,779   4,444,779   4,893,613   4,615,236       1       65,804    3       288,308
                      --------------------------------------------------------------------------------------------------------------
Total Portfolio       14,257,885  14,160,635  13,047,006  12,855,115  13,462,069  12,969,496      53      341,357   93       825,954
                      ==============================================================================================================
                      ------------------------------------------
Year-To-Date           1/01/00   1/01/00    6/30/00   6/30/00
NEW LEASING            Leased %  Occupied  % Leased % Occupied %
                      ------------------------------------------
Downtown Office*        96.2%     95.5%      97.8%      96.5%
Suburban Office         94.4%     90.3%      97.0%      92.8%
                      ------------------------------------------
Total Office            95.5%     93.4%      97.5%      95.1%

Industrial**            84.6%     84.6%      91.1%      85.9%
                      ------------------------------------------
Total Portfolio         91.5%     90.2%      95.1%      91.6%
                      ==========================================

*  Does not include 180 North Lasalle Street
** Does not include 2000 USG Drive

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
10                               (NYSE: PGE)                             2Q 2000


Leasing Activity Analysis
Continued:
                            ----------------------------------------------------------------------------------------------------
                                                                                                                     Percentage
                              Number of    SF up for    SF of Leases     Renewal                      Renewal Net   Increase in
2ND QTR RENEWAL LEASING       Renewals      Renewal       Renewed      Percentage     Old Net Rent     Rent Avg         Rent
                            ----------------------------------------------------------------------------------------------------
Downtown Office*                 11          53,669        25,398         47.3%          $11.21         $14.43         28.77%

Suburban Office                  13         163,689       131,948         80.6%          $15.55         $16.14          3.81%
                            ----------------------------------------------------------------------------------------------------
Total Office                     24         217,358       157,346         72.4%          $14.85         $15.86          6.85%

Industrial**                      1         261,145       104,182         39.9%          $ 3.25         $ 3.92         20.62%
                            ----------------------------------------------------------------------------------------------------
Total Portfolio                  25         478,503       261,528         54.7%          $10.23         $11.11          8.59%
                            ====================================================================================================


                            ----------------------------------------------------------------------------------------------------
                                                                                                                     Percentage
                              Number of    SF up for    SF of Leases     Renewal                      Renewal Net   Increase in
Year-To-Date RENEWAL LEASING  Renewals      Renewal       Renewed      Percentage     Old Net Rent     Rent Avg         Rent
                            ----------------------------------------------------------------------------------------------------

Downtown Office*                 17          80,105        52,551         65.6%          $10.91         $13.84         26.82%
Suburban Office                  28         281,919       264,937         94.0%          $13.17         $15.23         15.72%
                            ----------------------------------------------------------------------------------------------------
Total Office                     45         362,024       317,488         87.7%          $12.79         $15.00         17.28%

Industrial**                      4         347,023       213,206         61.4%          $ 3.49         $ 4.10         17.61%
                            ----------------------------------------------------------------------------------------------------
Total Portfolio                  49         709,047       530,694         74.8%          $ 9.05         $10.62         17.33%
                            ====================================================================================================

*  Does not include 180 North LaSalle Street
** Does not include 2000 USG Drive


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
11                               (NYSE: PGE)                             2Q 2000

Office Lease Expiration Schedule
June 30, 2000


                       Office Lease Expiration Schedule
                       --------------------------------

                                                                      Average Annual
                                    Annual Base**                     Rent per Net     Net Rentable    Percentage of
                       Number of     Rent Under                        Rentable SF     Area Subject   Total Leased SF
       Year of Lease   Expiring       Expiring       Percentage of   Represented by    to Expiring     Represented by
        Expiration      Leases         Leases       Expiring Leases  Expiring Leases   Leases (SF)    Expiring Leases
-----------------------------------------------------------------------------------------------------------------------
           2000           125         8,801,742          5.46%            $14.20           619,816          6.85%
           2001           155        16,148,152         10.01%            $16.05         1,005,993         11.12%
           2002           143        13,033,953          8.08%            $18.67           698,234          7.71%
           2003           128         9,312,664          5.78%            $14.80           629,399          6.95%
           2004           103        11,919,082          7.39%            $16.86           706,954          7.81%
           2005            76        11,352,941          7.04%            $15.53           731,239          8.08%
           2006            44        16,869,087         10.46%            $13.65         1,235,849         13.66%
           2007            34        33,475,281         20.76%            $25.36         1,319,994         14.58%
           2008            28         8,083,249          5.01%            $16.39           493,323          5.45%
           2009+           64        32,261,517         20.01%            $20.04         1,609,719         17.79%
           -----          ---       -----------        -------            ------         ---------        -------
       Total/Average      900       161,257,668        100.00%            $17.82         9,050,520        100.00%

      **Does not include Month-To-Month leases

                        Percentage of Lease Expiration*

                             [GRAPH APPEARS HERE]

* = Based upon Annual Base Rent

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
12                                (NYSE: PGE)                            2Q 2000

Industrial Lease Expiration Schedule
June 30, 2000

                                               Industrial Lease Expiration Schedule
                                               ------------------------------------

                                                                         Average Annual
                                    Annual Base**                         Rent per Net     Net Rentable    Percentage of
                       Number of      Rent Under                           Rentable SF     Area Subject   Total Leased SF
       Year of Lease   Expiring        Expiring        Percentage of     Represented by    to Expiring    Represented by
        Expiration      Leases          Leases        Expiring Leases    Expiring Leases   Leases (SF)    Expiring Leases
        -----------------------------------------------------------------------------------------------------------------
           2000           14          2,694,379           13.47%              $3.40           792,696         15.68%
           2001            8          1,180,376            5.90%              $4.82           245,108          4.85%
           2002            7          1,303,884            6.52%              $3.74           348,285          6.89%
           2003            5            690,500            3.45%              $6.12           112,859          2.23%
           2004           12          4,310,987           21.56%              $3.44         1,254,228         24.81%
           2005           10          1,725,062            8.63%              $2.82           612,551         12.12%
           2006           13          2,924,092           14.62%              $4.66           627,529         12.42%
           2007            2            294,377            1.47%              $6.12            48,089          0.95%
           2008            0                  0            0.00%              $0.00                 0          0.00%
           2009+          10          4,874,318           24.37%              $4.81         1,012,986         20.04%
           -----          --         ----------          -------              -----         ---------        -------
       Total/Average      81         19,997,975          100.00%              $3.96         5,054,331        100.00%

      **Does not include Month-To-Month leases

                             [GRAPH APPEARS HERE]

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
13                               (NYSE: PGE)                             2Q 2000

Same Store Analysis
June 30, 2000

                                                              6/30/2000 vs. 6/30/1999

                                          Building Size   SF Leased   SF Leased   % Leased   % Leased
                                              (SF)         6/30/00     6/30/99     6/30/00    6/30/99
                                          -----------------------------------------------------------
Enterprise Center I                                -            -           -          -          -
Enterprise Center II                           169,435       28,978         -        17.1%       0.0%
Enterprise Center III                          291,550      291,550     291,550     100.0%     100.0%
Enterprise Center IV                            87,483       85,799      85,799      98.1%      98.1%
Enterprise Center EC                            54,070       40,000      40,000      74.0%      74.0%
Enterprise Center V                            196,475      196,475     196,475     100.0%     100.0%
Enterprise Center VI                           250,266      248,255     248,255      99.2%      99.2%
HEC                                             76,821       69,825      69,825      90.9%      90.9%
475 Superior                                   450,000      450,000     450,000     100.0%     100.0%
Enterprise Center VII                          462,131      278,930     223,266      60.4%      48.3%
Enterprise Center VIII                         239,752      116,261     239,752      48.5%     100.0%
Enterprise Center IX                           156,996      156,996     156,996     100.0%     100.0%
Enterprise Center X                            172,945      169,829     169,829      98.2%      98.2%
Arlington I-III                                304,506      304,506     241,096     100.0%      79.2%
342 Carol                                       67,935       67,935      67,935     100.0%     100.0%
343 Carol                                       30,084       30,084      30,084     100.0%     100.0%
370 Carol                                       60,290       60,290      60,290     100.0%     100.0%
388 Carol                                       40,920       40,920      40,920     100.0%     100.0%
200 Fullerton                                   66,254       66,254      66,254     100.0%     100.0%
350 Randy                                       25,200       25,200      25,200     100.0%     100.0%
550 Kehoe                                       44,575       44,575      44,575     100.0%     100.0%
4160 Madison                                    79,532       79,532      79,532     100.0%     100.0%
4211 Madison                                    90,344       90,344      90,344     100.0%     100.0%
4300 Madison                                   127,129      127,129      76,189     100.0%      59.9%
1401 S. Jefferson                               17,265       17,265      17,265     100.0%     100.0%
11039 Gage                                      21,935       21,935      21,935     100.0%     100.0%
11045 Gage                                     136,600      136,600     136,600     100.0%     100.0%
                                          -----------------------------------------------------------

Industrial Property Totals                   3,720,493    3,245,467   3,169,966      87.2%      85.2%
# of Industrial Properties:  29

33 Dearborn                                    307,971      285,372     286,895      92.7%      93.2%
33 Monroe                                      848,638      843,395     845,174      99.4%      99.6%
208 S. LaSalle                                 864,518      836,712     817,760      96.8%      94.6%
National City Center                           766,965      754,447     754,449      98.4%      98.4%
2000 York                                      200,078      199,794     199,794      99.9%      99.9%
2100 Swift                                      58,000       58,000      58,000     100.0%     100.0%
4100 Madison                                    24,566       12,995      10,110      52.9%      41.2%
6400 Shafer                                    165,832      162,992     164,072      98.3%      98.9%
Atrium                                          65,273       64,472      65,273      98.8%     100.0%
Citibank                                       105,602      105,602     105,602     100.0%     100.0%
Commerce Point                                 236,642      229,723     222,177      97.1%      93.9%
Continental Towers                             923,483      892,823     852,652      96.7%      92.3%
Enterprise Office                              129,574      128,028     128,309      98.8%      99.0%
Narco River                                     65,407       58,785      56,666      89.9%      86.6%
Narco Tower                                     50,400       50,400      50,400     100.0%     100.0%
Olympian                                       172,625      170,553     110,864      98.8%      64.2%
Salt Creek                                     100,984       89,334      90,963      88.5%      90.1%
Sun Annex                                       25,199       24,096      25,199      95.6%     100.0%
Two Century Center                             219,370      219,370     217,960     100.0%      99.4%
Professional Plaza                              93,711       80,730      77,098      86.1%      82.3%
Wauwatosa                                      101,189       81,619      95,376      80.7%      94.3%
                                          -----------------------------------------------------------

Office Properties Totals                     5,526,027    5,349,242   5,234,793      96.8%      94.7%
# of Office Properties:   21
                                          -----------------------------------------------------------
          TOTALS                             9,246,520    8,594,709   8,404,759      93.0%      90.9%
                                          ===========================================================
Total # of Properties:    50


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
14                               (NYSE: PGE)                             2Q 2000

Development and Recently Completed Development Projects
June 30, 2000

                                                                 Total Project        Net Rentable
Development Projects:                   Location                Cost (millions)        Square Feet            Status
-----------------------------------------------------------------------------------------------------------------------------
CBD Office
     Dearborn Center                    Chicago, IL              $  350,000,000        1,500,000      Leased 617,967 SF to
                                                                                                      Bank One Corporation
                                                                                                      Leased 69,366 SF to
                                                                                                      Holland & Knight

Suburban Office
     Pine Meadows Building E            Libertyville, IL         $   13,300,000           90,840      Under Construction
        950 Technology Way

Industrial
     320 Fullerton Avenue               Carol Stream, IL         $   12,600,000          263,208      100% leased to Beltmann
                                                                                                      North American Van
                                                                                                      Lines and Benjamin
                                                                                                      Moore, completing
                                                                                                      Benjamin Moore tenant
                                                                                                      improvements

     1455 Sequoia Drive                 Aurora, IL               $    9,000,000          257,600      62% leased to Amurol
                                                                                                      (division of Wrigley)


Recently Completed Projects: (last 12 months)
---------------------------------------------
CBD Office
     180 North LaSalle Street           Chicago, IL              $   21,500,000          770,191      Redeveloped from Class
                                                                                                      B to Class A 85.03%
                                                                                                      leased

Suburban Office
     Pine Meadows Building              Libertyville, IL         $   26,850,000          203,611      96.79% leased
     850, 860, 870, 1000
        Technology Way

Industrial
       2000 USG Drive                   Libertyville, IL         $    9,000,000          242,200      100% leased to Abbott
                                                                                                      Laboratory, lease
                                                                                                      commenced on 7/15/00

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
15                               (NYSE: PGE)                             2Q 2000

Debt Activity
June 30, 2000


Indebtedness Retirement
Three months ended June 30, 2000

                                         Amount                                        Interest      Loan                     Loan
Property                                Retired                             Type         Rate      Term (yrs)     Date      Maturity
------------------------------------------------------------------------------------------------------------------------------------
Pine Meadows Three Story               $ 7,062,000                     Variable Rate      9.09%        1.5       4/21/00     2/1/01

New Indebtedness:
-----------------

                                         Original
                                         Amount/                                       Interest       Loan                    Loan
Property                                Commitment    Classification       Type          Rate      Term (yrs)     Date      Maturity
------------------------------------------------------------------------------------------------------------------------------------
National City Center, Jorie            $20,000,000      Mezzanine      Variable Rate    12.63%         3.0       6/30/00     6/30/02
  Plaza, 208 South LaSalle Street                       Facility
Salt Creek and Sun Annex               $ 7,410,000      Term Loan      Variable Rate     8.95%         1.0       6/30/00     6/30/03
1455 Sequoia Drive (Amurol)            $ 6,000,000     Construction    Variable Rate     8.88%         2.0       6/13/00     6/13/02
Enterprise Office                      $ 7,645,152      Term Loan      Variable Rate     8.93%         1.0       5/17/00     5/17/01
7100 South Madison                     $ 3,908,000      Term Loan      Fixed Rate        8.44%        10.0       4/27/00     4/27/10
Pine Meadows Three Story               $11,500,000      Term Loan      Variable Rate     8.88%         1.0       4/21/00     4/21/01
555 Kirk Road and 1541 Abbott Drive    $ 2,350,000      Term Loan      Variable Rate     8.88%         1.0       4/18/00     4/18/01

Property                                  Institution
------------------------------------------------------------------------
Pine Meadows Three Story                  Corus Bank

New Indebtedness:
-----------------

Property                                  Institution
------------------------------------------------------------------------
National City Center, Jorie               Fleet Boston National Bank
  Plaza, 208 South LaSalle Street
Salt Creek and Sun Annex                  LaSalle National Bank
1455 Sequoia Drive (Amurol)               LaSalle National Bank
Enterprise Office                         LaSalle National Bank
7100 South Madison                        Greenwich Capital
Pine Meadows Three Story                  LaSalle National Bank
555 Kirk Road and 1541 Abbott Drive       LaSalle National Bank

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
16                               (NYSE: PGE)                             2Q 2000

Capital Events
Second Quarter ending June 30, 2000

                                               Net       Acquisition
                                             Rentable    Cost/Sales      Mortgage
                                              Square      Price (In      Debt (In      Annualized    Capitalization
Property                     Location          Feet       Millions)      Millions)        NOI             Rate
-------------------------------------------------------------------------------------------------------------------
Acquisitions
Office:
  7100 Madison            Willowbrook, IL     51,160     $ 5,350,000    $ 3,908,000     577,593            11%

Industrial:
  555 Kirk Road/          St. Charles, IL/   106,330     $ 4,000,000    $ 2,350,000     411,477            10%
   1543 Abbott Drive       Wheeling, IL

Dispositions
Office:
  Center Square II        Knoxville, TN       91,426     $ 6,075,000    $ 9,000,000
  Nashville-Suntrust      Nashville, TN      250,566       5,442,500      4,800,000
  Triad Parking           Knoxville, TN        N/A         8,505,000              -
  Old Kingston-Weston     Knoxville, TN       34,638       2,227,500      3,500,000
                                             --------------------------------------
  Total                                      376,630     $20,250,000    $17,300,000

Industrial:
  5160 Blazer Memorial     Dublin, OH         85,962     $ 2,345,000         *
   Parkway
  2160 McGaw Road           Obetz, OH        310,100       5,862,500         *
  2400 McGaw Road           Obetz, OH         86,400       1,842,500         *
  4849 Groveport Road       Obetz, OH        132,100       3,182,500         *
  4411 Marketing Road     Columbus, OH        65,804       2,345,000         *
  600 London              Delaware, OH        52,441       1,172,500         *
                                             --------------------------------------
                                             732,807     $16,750,000    $ 7,578,786

  475 Superior Avenue      Munster, IN     9.56 acres    $   765,000              -

                            Month
                          Acquired/                                     Original
Property                     Sold           Lender           Debt      Loan Amount
----------------------------------------------------------------------------------
Acquisitions
Office:
  7100 Madison             4/25/00     Greenwich Capital    4/27/00    $ 3,906,198

Industrial:
  555 Kirk Road/           4/17/00       LaSalle Bank       4/18/00    $ 2,342,166
   1543 Abbott Drive

Dispositions
Office:
  Center Square II         4/24/00
  Nashville-Suntrust       4/24/00
  Triad Parking            4/24/00
  Old Kingston-Weston      4/24/00

  Total

Industrial:
  5160 Blazer Memorial     6/27/00
   Parkway
  2160 McGaw Road          6/27/00
  2400 McGaw Road          6/27/00
  4849 Groveport Road      6/27/00
  4411 Marketing Road      6/27/00
  600 London               6/27/00



  475 Superior Avenue      6/30/00

*Debt included in $7,578,786


                Supplemental and Financial Operating Statistics
                           Prime Group Realty Trust
17                              (NYSE: PGE)                              2Q 2000

Market Capitalization
June 30, 2000

Common Equity
-------------
Common Shares Outstanding                              15,302,223
Operating Partnership Units                            11,083,821
---------------------------                         -------------
Total Shares & Units                                   26,386,044
               X
PGE Share Price (1)                                 $       15.20
-------------------                                 -------------
Common Equity Market Cap                            $ 401,149,666

                                                                             Cumulative
Preferred Stock                                                                Coupon
---------------                                                              ----------
Series A Convertible Preferred                      $  40,000,000                7.50%
Series B Cumulative Redeemable Preferred            $ 100,000,000                9.00%
                                                    -------------
Total Preferred                                     $ 140,000,000
                                                    -------------
Total Equity Market Capitalization                  $ 541,149,666
                                                    =============
Weighted Average Preferred Coupon                            8.57%
                                                             ====
                                                                              Weighted
                                                        Principal              Average
Indebtedness                                          Outstanding           Interest Rate
------------                                        -------------           -------------
Secured Short Term Credit Facility                  $  10,811,500                8.58%
Unsecured Borrowings                                          -                   N/A
Secured Debt                                          838,984,500                8.07%
                                                    -------------
Total Debt                                          $ 849,796,000                8.08%
                                                    =============
Weighted average interest rate including
  effects of interest rate swap

Variable/Fixed Rate Breakdown
Fixed Rate Debt                                     $ 360,023,000               42.37%
Variable Rate Debt                                    489,773,000               57.63%
                                                    -------------
                                                    $ 849,796,000
                                                    =============

(1) Price as of 6/30/00

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
18                               (NYSE: PGE)                             2Q 2000

Indebtedness Schedule
June 30, 2000

                                                                            Interest     Loan    Maturity
Lender                             Portfolio or Property                      Rate    Term (yrs)   Date      06/30/00    06/30/99
------                             ---------------------                      ----    ---------    ----      --------    --------
Fixed Rate Debt:
Deutsche Banc BT Alex. Brown       33 West Monroe Street                      15.00%     0.5     9/29/00  $ 12,500,000             -
New York Life                      National City Center (1900 East
                                   9th Street)                                 6.75%     2.0     4/10/01    60,134,217  $ 62,619,771
CIGNA                              Continental Towers (1701 Golf Road)         7.22%     7.0     5/15/05    72,595,764    73,794,819
Capital Company of America         Commerce Point (3800 North Wilke Road)      7.07%    10.0     3/11/08    19,412,834    19,684,734
CIBC Oppenheimer                   Nardi Industrial                            7.17%    10.0      5/1/08    46,118,856    46,556,413
Capital Company of America         Citibank Building (1699 East Woodfield
                                   Road)                                       7.18%    10.0     5/11/08     8,547,284     8,660,517
Capital Company of America         2100 Swift Drive                            7.19%    10.0     5/11/08     5,067,098     5,133,833
Capital Company of America         6400 Shafer Court                           7.09%    10.0     6/11/08    13,979,768    14,170,157
Capital Company of America         Two Century Center (1700 East Golf Road)    7.37%    10.0    11/11/08    20,095,824    20,352,643
Capital Company of America         Oakbrook Business Center (2000 York Road)   7.37%    10.0    11/11/08    11,763,409    11,913,742
CIBC Oppenheimer                   Narco River Business Center (1600 167th
                                   Street)                                     8.68%    10.0     12/1/09     2,785,970             -
Deutsche Banc BT Alex. Brown       IBM Plaza (330 North Wabash Avenue)        11.75%     2.0     2/23/02    30,000,000             -
Deutsche Banc Mortgage Capital     Brush Hill Office Courte (740 Pasquilleni
                                   Drive)                                      8.76%    10.0      1/1/10     8,180,143             -
Greenwich Capital                  7100 South Madison                          8.44%    10.0     4/27/10     3,903,468             -
Capital Company of America         208 South LaSalle Street                    7.79%    15.0     4/11/13    44,938,360    45,349,927
State Farm                         1001 Technology Way                                                               -     6,267,789
State Farm                         Hadesman Industrial                                                               -    28,889,402
                                                                                                         ---------------------------
Total Fixed Rate Debt                                                                                      360,022,995   343,393,747
                                                                                                         ---------------------------

Hedged Variable Rate Debt:
Deutsche Banc BT Alex. Brown       33 West Monroe Street                       8.80%     3.0     1/31/02    65,000,000    65,000,000
Westdeutsche ImmobilienBank        IBM Plaza (330 North Wabash Avenue)         8.00%     3.0    12/31/02   158,000,000             -
                                                                                                         ---------------------------
Total Hedged Variable Rate Debt                                                                            223,000,000    65,000,000
                                                                                                         ---------------------------
Variable Rate Debt:
LaSalle Bank Credit Facility       GE Distribution Center (475 Superior
                                   Avenue)                                     8.58%     2.0     8/31/00    10,811,500    15,000,000
LaSalle Bank                       Dearborn Center Land (Dearborn,
                                   Adams, State)                               8.84%     2.0      9/1/00    13,500,000    13,500,000
Corus Bank                         Monroe/Wacker Land                         10.00%     0.8      5/1/01    24,000,000             -
Corus Bank                         Enterprise Office II (2305 Enterprise
                                   Drive)                                      9.39%     1.0      2/1/01     5,450,000             -
Lehman Brothers                    33 North Dearborn Street                    8.28%     2.0     1/31/01    18,000,000    18,000,000
Corus Bank                         Pine Meadows Single-Story                   8.54%     1.5      2/1/01     7,875,423             -
Corus Bank                         2000 USG Drive                              8.54%     1.5      2/1/01     4,878,334             -
Corus Bank                         320 Fullerton Avenue (Kimberly)             8.54%     1.5      5/1/01     6,842,934             -
Corus Bank                         Monroe/Wacker Land                         10.00%     2.3     11/1/01     4,000,000             -
LaSalle Bank                       1455 Sequoia Drive (Amurol)                 8.88%     2.0     6/13/02     1,958,997             -
Capital Company of America         180 North LaSalle Street                    8.98%     3.0     7/11/00    20,000,000    20,000,000
Bank United                        Jorie Plaza (800 Jorie Boulevard)           8.63%     3.0     8/31/02    20,742,064             -
Corus Bank                         43-47 Hintz Road                            8.54%     3.0     9/30/02     5,820,000             -
GE Capital Corporation             122 South Michigan Avenue                   9.63%     5.0     5/21/04    14,000,000    14,000,000
LaSalle Bank                       6700 Touhy                                  8.88%     1.0     3/28/01     2,938,320             -
LaSalle Bank                       555 Kirk Road and 1543 Abbott Drive         8.34%     1.0     4/18/01     2,334,333             -
LaSalle Bank                       Pine Meadows Three Story                    8.88%     1.0     4/21/01    11,423,332             -
LaSalle Bank                       Enterprise Office I                         8.88%     1.0     5/17/01     7,637,152             -
LaSalle Bank                       Salt Creek and Sun Annex                    9.00%     1.0     6/30/01     7,410,000             -
Fleet National Bank                National City Center (1900 East
                                   9th Street)                                12.63%     3.0     6/30/03    20,000,000             -
TN Industrial Development
Revenue Bonds                      Tennessee Portfolio                         6.25%    17.0     12/1/14     9,000,000    26,300,000
Chicago Industrial Development
Revenue Bonds                      Enterprise VII - Enterprise X               5.60%    25.0      6/1/22    23,250,000    23,250,000
IN Industrial Development Revenue
Bonds                              Enterprise I - Enterprise VI                5.60%    25.0      6/1/22    24,900,000    24,900,000
Lehman Brothers                    77 West Wacker Drive                                                              -   170,000,000
Bank Boston Credit Facility        Various                                                                           -     5,636,768
CIBC Oppenheimer                   National City Center                                                              -    10,000,000
CIBC Oppenheimer                   Nardi Industrial                                                                  -    14,600,000
Friedman Billings Ramsey           901 Technology Way                                                                -     7,000,000
                                                                                                         ---------------------------
Total Variable Rate Debt                                                                                   266,772,389   362,186,768
                                                                                                         ---------------------------
Total Debt                                                                                                $849,795,384  $770,580,515
                                                                                                         ===========================

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)

19                                                                       2Q 2000

                 Indebtedness Allocation as of June 30, 2000

                             [GRAPH APPEARS HERE]

                     Non-Hedged Variable Rate       22.4%
                     Low Floater IDRBs               6.1%
                     Hedged Variable Rate           31.6%
                     Fixed Rate                     38.5%

                             [GRAPH APPEARS HERE]

                Fixed Rate                  $360,022,995

                Hedged Variable Rate        $223,000,000

                Low Floater IDRBs           $ 57,150,000

                Non-Hedged Variable Rate    $209,622,389




                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
20                                (NYSE: PGE)                           2Q 2000

Variable Interest Rate Hedge Agreements
June 30, 2000

                                Type of                       Notional        Floating       Financial       Trade    Effective
Counterparty                     Hedge        Strike           Amount           Index       Institution      Date        Date
---------------------------------------------------------------------------------------------------------------------------------
33 West Monroe LLC              Collar      7.5%-3.73%      $  65,000,000    1 Mo. LIBOR         CIBC      01/28/99    01/31/99

330 North Wabash Avenue          Swap         6.300%        $ 160,000,000    1 Mo. LIBOR        Morgan     12/09/99    12/10/99

Prime Group Realty LP            Cap          8.000%        $  70,000,000    1 Mo. LIBOR         SBCM      03/20/00    03/20/00

                                 Value      Maturity    Total     Years      Years       Intrinsic          Time          Value
Counterparty                      Date        Date      Years    Elapsed     Remain         Value           Value       06/30/00
-----------------------------------------------------------------------------------------------------------------------------------
33 West Monroe LLC              06/30/00    01/31/02     3.0       1.4        1.6      $          -    $   93,000   $     93,000

330 North Wabash Avenue         06/30/00    12/10/02     3.0       0.6        2.4      $  2,401,000    $        -   $  2,401,000

Prime Group Realty LP           06/30/00    11/17/00     0.7       0.3        0.4      $          -    $        -   $          -


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
21                                (NYSE: PGE)                            2Q 2000

Indebtedness Maturities Split between Scheduled Amortization and Scheduled Maturities
June 30, 2000

                                                                                       Cumulative
                         Scheduled                         Total         Percentage    Percentage
                        Amortization      Scheduled      Scheduled        of Debt       of Debt
              Year        Payments       Maturities      Maturities       Maturing      Maturing
          ------------  ------------    ------------    ------------     ----------    ----------
        7/1/00-12/31/00  $ 5,224,834    $ 36,811,500    $ 42,036,334         4.9%          4.9%
              2001         8,280,612     180,890,452     189,171,064        22.3%         27.2%
              2002         4,271,026     323,104,651     327,375,677        38.5%         65.7%
              2003         4,180,209      20,000,000      24,180,209         2.8%         68.6%
              2004         4,462,418      14,000,000      18,462,418         2.2%         70.7%
              2005+       26,706,236     221,863,453     248,569,689        29.3%        100.0%
                        -------------------------------------------------------------------------
              TOTAL      $53,125,335    $796,670,056    $849,795,390       100.0%        100.0%


                          Percentage of Debt Maturing


                             [GRAPH APPEARS HERE]


                    Cumulative Percentage of Debt Maturing


                             [GRAPH APPEARS HERE]


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)
22                                                                       2Q 2000

Total Office and Industrial Properties and Square Feet Owned and Under Contract June 30, 2000

-----------------------
TOTAL PROPERTIES OWNED:
-----------------------
Office Properties                                                  Amount
Owned                                                                29
                                                                  ---------
Total Office Owned                                                   29
                                                                  ---------

Industrial Properties
Owned                                                                36

Under Construction
        1455 Sequoia, Aurora, IL (Amurol)                             1
                                                                  ----------

Total Industrial Owned                                               37
                                                                  ----------


Total Office and Industrial Owned                                    66
                                                                  ----------

------------------------
TOTAL SQUARE FEET OWNED:
------------------------
Office                                                           Square Feet
Total CBD Office Owned                                             6,167,030

Total Suburban Office Owned                                        3,355,103
                                                                 -----------
Total Office Owned                                                 9,522,133
                                                                 ===========

Industrial
Total Warehouse/Distribution Industrial Owned                      2,724,467

Under Construction:
        1455 Sequoia, Aurora, IL (Amurol)                            161,000
                                                                 -----------
Total Warehouse/Distribution Industrial Owned                              -

Total Crane Industrial Owned                                       2,158,284
                                                                 -----------

Total Industrial Owned                                             5,043,751
                                                                 ===========

Total Office and Industrial Owned                                 14,565,884
                                                                 ===========

                Supplemental Financial and Operating Statistics
                               Prime Group Realty Trust
                                  (NYSE: PGE)
23                                                                     2Q 2000

Property Summary
June 30, 2000

                                                                                 Gross Leasable Area       Annualized Base Rent
                                                                               ------------------------ --------------------------
                                                                                 Square                                Annual Base
                                                    Rentable      Year Built/    Footage   % Leased as   Annualized     Rent per
                                     City          Square Feet     Renovated     Leased    of 6/30/00     Base Rent    Square Foot
                                     ----          -----------     ---------     ------    ----------     ---------    -----------
   CBD Office Properties
   ---------------------
   122 South Michigan Avenue      Chicago, IL        350,659          1910       303,433     86.5%     $  5,467,358.76     $18.02
   180 North LaSalle Street       Chicago, IL        769,384          1999       645,371     83.9%     $  8,140,312.68     $12.61
   208 South LaSalle Street       Chicago, IL        835,229       1914/1956/    844,140    101.1%     $ 12,278,453.52     $14.55
                                                                   1982/1991

   33 North Dearborn Street       Chicago, IL        302,818      1967/1986      285,372     94.2%     $  5,241,351.96     $18.37
   33 West Monroe Street          Chicago, IL        846,759          1980       843,395     99.6%     $ 13,630,924.20     $16.16
   77 West Wacker Drive           Chicago, IL        944,556          1992       942,434     99.8%     $ 24,651,750.36     $26.16
   IBM Plaza                      Chicago, IL      1,350,660          1971     1,300,342     96.3%     $ 17,238,529.92     $13.26
   National City Center          Cleveland, OH       766,965          1980       793,917    103.5%     $ 10,801,819.68     $13.61

   Suburban Office Properties
   --------------------------
   2000 York Road                Oak Brook, IL       200,045      1960/1986      204,246    102.1%     $  2,138,384.28     $10.47
   2100 Swift                    Oak Brook, IL        58,000      1985/1991       58,000    100.0%     $    832,299.96     $14.35
   4100 Madison                  Hillside, IL         24,551         1978         12,995     52.9%     $     91,303.44     $ 7.03
   6400 Shafer Court             Rosemont, IL        164,958      1980/1990      162,992     98.8%     $  2,174,400.24     $13.34
   7100 Madison Avenue          Willowbrook, IL       50,157                      50,157    100.0%     $    514,848.00     $10.26
   Atrium Building              Naperville, IL        65,273         1979         64,472     98.8%     $  1,048,269.96     $16.26
   Brush Hill Office Court       Westmont, IL        109,865         1986        110,065    100.2%     $  1,226,474.26     $11.14
   Centre Square I               Knoxville, TN        93,711         1988         80,730     86.1%     $  1,273,712.88     $15.78
   Citibank Building             Schaumburg, IL      105,602         1979        105,602    100.0%     $  1,998,179.40     $18.92
   Commerce Point Combined      Arlington Hts, IL    236,642       1987/1989     244,249    103.2%     $  3,220,963.08     $13.19
   Continental Towers          Rolling Meadows, IL   928,766    1977/1979/1981   892,823     96.1%     $ 10,439,806.68     $11.69
   Enterprise Center             Westchester, IL     129,574         1987        128,028     98.8%     $  1,555,291.92     $12.15
   Enterprise Center II          Westchester, IL      62,580                      62,580    100.0%     $    841,474.56     $13.45
   Jorie Plaza                    Oak Brook, IL      190,829       1961/1992     170,025     89.1%     $  2,828,692.80     $16.64
   Narco River Business Center  Calumet City, IL      65,394          1981        66,735    102.0%     $    785,318.64     $11.77
   Narco Tower Road              Schaumburg, IL       50,400          1992        50,400    100.0%     $    563,100.00     $11.17
   Olympian Office Center           Lisle, IL        167,756          1989       179,829    107.2%     $  2,539,379.28     $14.12
   Pine Meadows Single Story    Libertyville, IL     100,616          1999        94,081     93.5%     $  1,109,489.28     $11.79
   Pine Meadows Three Story     Libertyville, IL     102,995          1999       102,995    100.0%     $  1,554,459.36     $15.09
   Salt Creek/Sun Annex          Schaumburg, IL      125,398       1979/1986     113,430     90.5%     $  1,216,750.20     $10.73
   Two Century Centre            Schaumburg, IL      217,960          1989       219,370    100.6%     $  2,310,941.16     $10.53
   Wauwatosa                     Wauwatosa, WI       104,031          1979        81,619     78.5%     $  1,326,250.32     $16.25
                                                   ---------
   Total Office Owned:                             9,522,133

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)

24                                                                       2Q 2000

                                                                                 Gross Leasable Area       Annualized Base Rent
                                                                               ------------------------ --------------------------
                                                                                 Square                                Annual Base
                                                     Rentable     Year Built/    Footage   % Leased as   Annualized     Rent per
                                     City           Square Feet    Renovated     Leased    of 6/30/00     Base Rent    Square Foot
                                     ----           -----------    ---------     ------    ----------     ---------    -----------
Warehouse/Distribution Prop.
----------------------------
1401 South Jefferson Street         Chicago, IL        17,265      1965/1985     17,265       100.0%     $   96,917.04    $ 5.61
1543 Abbott Drive                  Wheeling, IL        43,930                    43,930       100.0%     $  953,562.24    $21.71
2000 USG Drive                    Libertyville, IL    242,200                   242,200       100.0%     $  980,910.00    $ 4.05
320 Fullerton Avenue              Carol Stream, IL    263,208        1999       146,825        55.8%     $  704,760.00    $ 4.80
350 Randy Road                    Carol Stream, IL     25,200        1974        18,900        75.0%     $  104,552.28    $ 5.53
43-47 Hintz Road                   Wheeling, IL       310,156      1961/1990    310,156       100.0%     $  976,991.40    $ 3.15
475 Superior                        Munster, IN       450,000        1989       450,000       100.0%     $1,395,000.00    $ 3.10
550 Kehoe Boulevard               Carol Stream, IL     44,575        1997        44,575       100.0%     $  312,649.44    $ 7.01
555 Kirk Road                     St. Charles, IL      62,400                    93,646       150.1%     $  331,193.04    $ 3.54
6700 Touhy Avenue                    Niles, IL        120,000                   120,000       100.0%     $  506,371.92    $ 4.22
Arlington Heights Combined        Arlington Hts, IL   304,506        1978       304,506       100.0%     $1,015,306.32    $ 3.33
Madison Group                       Batavia, IL       120,004        1990             0         0.0%     $        0.00    $ 0.00
Madison Group 200                 Carol Stream, IL     66,254      1968/1995     66,254       100.0%     $  289,590.12    $ 4.37
Madison Group 90                   Hillside, IL        90,344      1977/1992     90,344       100.0%     $  358,788.96    $ 3.97
Narco 4300 Associates              Hillside, IL       127,129        1980       127,129       100.0%     $  593,452.80    $ 4.67
Narco Elmhurst - 343 Carol Lane    Elmhurst, IL        30,084        1989        30,084       100.0%     $  197,351.04    $ 6.56
Narco Elmhurst - 370 Carol Lane    Elmhurst, IL        60,290      1977/1994     60,290       100.0%     $  271,673.16    $ 4.51
Narco Elmhurst - 388 Carol Lane    Elmhurst, IL        40,920        1979        40,920       100.0%     $  216,227.40    $ 5.28
Narco Elmhurst-342-46 Carol Lane   Elmhurst, IL        67,935        1989        67,935       100.0%     $  334,530.00    $ 4.92
Narco Hillside-4160-70 Madison     Hillside, IL        79,532      1974/1994     79,532       100.0%     $  414,643.20    $ 5.21
Tri-State Industrial-11039 Gage   Franklin Park, IL    21,935      1965/1993     21,935       100.0%     $  109,680.00    $ 5.00
Tri-State Industrial-11045 Gage   Franklin Park, IL   136,600      1970/1992    136,600       100.0%     $  571,349.88    $ 4.18

Crane Properties
----------------
Enterprise Center VII               Chicago, IL       459,684    1916/1991-96   355,173        77.3%     $  878,597.28    $ 2.47
Enterprise Center VIII              Chicago, IL       242,199    1916/1991-96   116,261        48.0%     $  287,164.68    $ 2.47
Enterprise Center X                 Chicago, IL       172,945    1916/1991-96   169,829        98.2%     $  391,691.52    $ 2.31
Enterprise Center IX                Chicago, IL       156,996    1916/1991-96   156,996       100.0%     $  516,088.20    $ 3.29
Enterprise Center II              East Chicago, IN    169,435    1917/1991-97    77,309        45.6%     $  254,934.00    $ 3.30
Enterprise Center III             East Chicago, IN    291,550    1917/1991-97   291,550       100.0%     $1,347,876.60    $ 4.62
Enterprise Center IV              East Chicago, IN     87,843    1917/1991-97    85,800        97.7%     $        0.00    $ 0.00
East Chicago Enterprise Center    East Chicago, IN     54,070    1917/1991-97    40,000        74.0%     $  259,999.92    $ 6.50
Enterprise Center V                 Hammond, IN       196,475      1920-1952    194,755        99.1%     $  478,589.28    $ 2.46
Enterprise Center VI                Hammond, IN       250,266      1920-1952    248,255        99.2%     $  729,412.56    $ 2.94
Hammond Enterprise Center           Hammond, IN        76,821      1920-1952     72,746        94.7%     $  235,504.32    $ 3.24
                                                   ----------
Total Industrial Owned                              4,882,751
                                                   ----------
Total RSF                                          14,404,884
                                                   ==========


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)

25                                                                       2Q 2000

Top Ten Office Tenants-Annualized Base Rent*
June 30, 2000

                                                                                                         2000
                                                                                Total Square          Annualized        % of Total
         Tenant                                 Building                      Footage Occupied        Base Rent**       Portfolio
         ------                                 --------                      ----------------        -----------       ---------
Arthur Andersen                             33 W. Monroe/IBM                      663,873             $ 9,543,763         6.43%

R.R. Donnelley & Sons Co.                     77 W. Wacker                        241,569             $ 7,872,734         5.30%

National City Bank                        National City Center                    520,425             $ 7,247,362         4.88%

First Union Securities, Inc.                  77 W. Wacker                        241,225             $ 6,452,769         4.35%

Jenner & Block                                  IBM Plaza                         338,032             $ 5,900,502         3.97%

Jones Day Reavis & Pogue                      77 W. Wacker                        116,697             $ 3,922,007         2.64%

IBM                                      IBM/Continental Towers                   362,307             $ 3,609,625         2.43%

Motorola                             Continental Towers/Pine Meadows/             314,243             $ 3,476,361         2.34%
                                          Two Century Center

Ernst & Young                           National City Center/IBM                  184,156             $ 3,267,049         2.20%

ABN AMRO Capital Markets                     208 S. LaSalle                       267,225             $ 2,597,960         1.75%
                                                                              ------------------------------------------------
                                                                                3,249,752             $53,890,132        36.30%
                                                                              ================================================


* Tenants that pay the largest percentage of annualized base rent (excludes 180 North LaSalle)
** Rent amounts as of 7/1/00


                 Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
26                                (NYSE: PGE)                            2Q 2000

Top Ten Office Tenants-by Square Footage*
June 30, 2000

                                                                      Total Square     % of Total    Annualized      Annualized
      Tenant                                Building                Footage Occupied   Portfolio     Base Rent**    Base Rent PSF
      ------                                --------                ----------------   ---------     -----------    -------------
Arthur Andersen                          33 West Monroe                  663,873          4.51%      $ 9,543,763        $14.38

National City Bank                    National City Center               520,425          3.53%      $ 7,247,362        $13.93

IBM                                  IBM/Continental Towers              362,307          2.46%      $ 3,609,625        $ 9.96

Jenner & Block                             IBM Plaza                     338,032          2.30%      $ 5,900,502        $17.46

Motorola                          Continental Towers/Pine Meadows/       314,243          2.13%      $ 3,476,361        $11.06
                                         Two Century Center

ABN AMRO Capital Markets                 208 South LaSalle               267,225          1.82%      $ 2,597,960        $ 9.72

R.R. Donnelley & Sons Company             77 West Wacker                 241,569          1.64%      $ 7,872,734        $32.59

First Union Securities, Inc.              77 West Wacker                 241,225          1.64%      $ 6,452,769        $26.75

Ernst & Young, LLP                   National City Center/IBM            184,156          1.25%      $ 3,267,049        $17.74

Baker & Hostetler                      National City Center              145,704           .99%      $ 2,138,949        $14.68
                                                                     ---------------------------------------------------------
                                                                       3,278,759         22.27%      $52,107,074        $15.89
                                                                     =========================================================

* Tenants who occupy the largest percentage of square footage in the portfolio. Excludes 180 North LaSalle
** Rent amounts are as of July 1, 2000


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
27                                (NYSE: PGE)                            2Q 2000

Top Ten Industrial Tenants-Annualized Base Rent
June 30, 2000

                                                                                                    2000
                                                                      Total Square               Annualized           % of Total
Tenant                                       Building               Footage Occupied             Base Rent*            Portfolio
------                                       --------               ----------------             ----------            ---------
General Electric                           475 Superior                  450,000                 $1,395,000               0.94%

Tenneco Packaging Specialists            43-47 Hintz Road                310,156                 $  976,991               0.66%

Great Lakes Metals                     Enterprise Center III             154,275                 $  798,777               0.54%

Dynamic Manufacturing                    4160-4190 Madison               184,191                 $  794,985               0.54%
                                           4300 Madison
                                           4211 Madison

Beltman Group, Inc                         320 Fullerton                 146,825                 $  704,760               0.47%

A.M. Castle & Co.                       Enterprise Center V              252,595                 $  617,304               0.42%

Echlin, Inc.                                11045 Gage                   136,600                 $  571,350               0.38%

AG Industries, Inc.                    Enterprise Center III             137,275                 $  549,100               0.37%

Marketing Out-of-the-Box, Inc               6700 Touhy                    98,120                 $  407,105               0.27%

Strand Tek                              Enterprise Center V              131,442                 $  362,546               0.24%
                                      Enterprise Center VIII
                                                                 ---------------------------------------------------------------
                                                                       2,001,479                 $7,177,918               4.83%
                                                                 ===============================================================

*  Rent amounts as of 7/1/00



                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
28                                (NYSE: PGE)                            2Q 2000

Top Ten Industrial Tenants-by Square Footage
June 30, 2000

                                                           Total Square          % of
                                                             Footage         Total         Annualized         Annualized
 Tenant                             Building                 Occupied       Portfolio       Base Rent*       Base Rent PSF
 ------                             --------                 --------       ---------       ----------       --------------
General Electric                  475 Superior                 450,000         3.06%         $1,395,000          $ 3.10

Tenneco Packaging               43-47 Hintz Road               310,156         2.11%         $  976,991          $ 3.15
   Specialists

AM Castle & Co.                Enterprise Center V             252,595         1.72%         $  617,301          $ 2.44

Co-Steel Lasco               Chicago Enterprise Center         201,605         1.37%         $  342,961          $ 1.70

Dynamic Manufacturing           4160-4190 Madison              184,191         1.25%         $  794,985          $ 4.32
   Company                        4300 Madison
                                  4211 Madison

Beltman Group, Inc.               320 Fullerton                146,825         1.00%         $  704,760          $ 4.80

AG Industries, Inc.            Enterprise Center III           137,275         0.93%         $  549,100          $ 4.00

Echlin, Inc.                        11045 Gage                 136,600         0.93%         $  571,350          $ 4.18

Strand Tek                      Enterprise Center V            131,442         0.89%         $  362,546          $ 2.76
                               Enterprise Center VIII

Williams Steel and Supply       Enterprise Center VIII         116,261         0.79%         $  287,165          $ 2.47

                                                           ------------------------------------------------------------
                                                             2,066,950        14.04%         $6,602,159          $32.92
                                                           ============================================================


* Rent amounts are as of July 1, 2000
**Tenants who occupy the largest percentage of square footage in the portfolio



              Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                 (NYSE: PGE)
29                                                                       2Q 2000

                      PGE Stock Performance Year-to-Date

                             [GRAPH APPEARS HERE]

1/3/00  1/10/00  1/17/00  1/24/00  1/31/00  2/7/00  2/14/00  2/21/00  2/28/00  3/6/00  3/13/00  3/20/00  3/27/00
15.13    14.00    13.88    14.13    13.94   13.25    11.75    13.88    13.56   13.69    13.75    14.13   14.56

4/3/00  4/10/00  4/17/00  4/24/00  5/1/00   5/8/00  5/15/00  5/22/00  5/29/00  6/5/00  6/12/00  6/19/00  6/26/00
14.56    14.38    14.50    14.56   15.00    15.13    15.31    14.88   15.25    15.19    15.13    15.38    5.38

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
30                               (NYSE: PGE)                             2Q 2000

                             INVESTOR INFORMATION

Inquiries


Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:            312.917.1300
Facsimile:        312.917.1310

E-mail:           mwilliams@pgrt.com

Website:          www.pgrt.com


Research Coverage:


Friedman, Billings, Ramsey & Co.        Merrill Ross               703.469.1271

Legg Mason Wood Walker, Inc.            Glenn D. Muller            410.454.5149

Prudential Securities Inc.              Louis W. Taylor            212.778.4424

Sidoti & Company, LLC                   Barbara R. Huber           212.453.7020

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                            2Q 2000